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                         MORTGAGE NOTE

              Re:  Plaza Westlake Shopping Center

$4,000,000.00                                      March 24, 1995
                                                Chicago, Illinois

      FOR VALUE RECEIVED, PLAZA WESTLAKE FUND XII, LTD., a Texas limited partnership ("Maker") hereby jointly and severally promises to pay to the order of Bank One, Chicago, NA, a national bank ("Lender") the principal sum of Four Million and no/100 Dollars ($4,000,000.00) ("Loan") (or so much thereof as shall have been disbursed by Lender from time-to-time to or on behalf of Maker), at the place and in the manner hereinafter provided, together with interest from the date hereof on the balance of the principal remaining from time-to-time unpaid at the rates described below.

      During the period commencing as of the date of the initial disbursement of the proceeds of the Loan ("Loan Opening Date") and continuing thereafter through January 31, 2000 ("Maturity Date"), unless Maker otherwise elects as provided below interest shall accrue on the outstanding principal balance of the Loan remaining from time-to-time unpaid under this Note prior to the Maturity Date at a rate per annum ("Initial Interest Rate") equal to the Prime Rate (as hereinafter defined), plus one percent (1.00%).

      For the purposes hereof, the term "Prime Rate" shall mean and refer to the annual rate of interest announced by Lender from time-to-time as its "Prime Rate," which is neither represented nor warranted by Lender to be the lowest or most advantageous rate of interest charged by Lender to its customers. The Initial Interest Rate shall change concurrently with each change in the Prime Rate, without Lender being required to give prior notice to Maker or any guarantor of this Note.

      Maker shall have a one time right, but not the obligation, to fix the interest rate at the Loan Opening Date ("Interest Rate Election"), at a fixed rate per annum equal to the level of the five-year Treasury issue maturing closest to the Maturity Date as designated by Lender, plus Two Hundred Fifty (250) basis points, i.e. two and one-half percent ("Election Interest Rate") and after such election the Loan shall bear interest at the Election Interest Rate. The Initial Interest Rate and/or the Election Interest Rate are sometimes referred to as the "Loan Rate".

      Interest accruing on the principal outstanding under either the Initial Interest Rate or the Election Interest Rate shall be:
(a)  computed on the basis of a year consisting of 360  days  and
(b) charged for the actual number of days within each monthly period in which any amounts remain outstanding under the Loan.

      The Loan shall be repaid on the first day of each month in equal monthly installments of principal, calculated on a twenty
(20) year amortization of the original principal balance of the Loan, together with interest on the principal balance from time to time remaining unpaid at the applicable Loan Rate, with a balloon payment of all principal, plus accrued and unpaid interest and all fees and expenses due and payable to Lender on the Maturity Date.

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     This Note evidences an arrangement, pursuant to which Lender may from time-to-time make loans or advances to or for the account of the Maker through means of drafts, items, orders for the payment of money, evidences of debt or similar written instruments, whether negotiable or nonnegotiable, signed by the Maker or a person authorized or permitted to do so on behalf of the Maker, which loans or advances are charged to an account in respect of which the Lender renders bills or statements to Maker at regular intervals, the amount of which statements are payable by Maker as herein provided. All advances shall have the priority of the original advance of funds evidenced by the Note. Lender shall not be obligated to advance sums in excess of the amount of the Loan hereunder.

      Any prepayments of the Loan, including, without limitation any amount of the Loan deemed by Lender to be repaid as a result of any partial repayments of the Loan, shall incur a prepayment penalty during the first twelve (12) months after the Loan Opening Date of one percent (1%) of the committed amount of the Loan (the "Prepayment Premium"). Thereafter, from the thirteenth
(13th)  month  through the Maturity Date, Borrower may  upon  ten
(10) days prior written notice prepay the entire amount of the Loan at par without premium. All payments on account of the indebtedness evidenced by this Note shall be first applied to accrued and unpaid interest on the unpaid principal balance of this Note, secondly, to all other sums then due Lender hereunder or under any of the Loan Documents, and the remainder, if any, to said unpaid principal balance. Any partial prepayments shall be applied to the installments due hereunder in the inverse order of their due date.

      After the Maturity Date, or the earlier acceleration of the indebtedness evidenced by this Note, or if said indebtedness has not been accelerated, during any period in which an Event of Default (as hereinafter defined) exists under this Note or any of the Loan Documents, Maker shall pay interest on the balance of principal remaining unpaid during any such period at an annual rate equal to four percent (4%) plus the applicable Loan Rate then in effect under this Note. The interest accruing under this paragraph shall be immediately due and payable by Maker to the holder of this Note and shall be additional indebtedness evidenced by this Note.

      In  the  event  any payment of interest  or  principal  due hereunder or any escrow fund payment or deposit for taxes or insurance due under the Mortgage (as hereinafter defined), other than amounts unpaid after maturity, is not made within fifteen
(15) days after the date when any such payment is due in accordance with the terms hereof or thereof, then, in addition to the payment of the amount so due, Maker shall pay to Lender a "late charge" of five cents ($.05) for each whole dollar so overdue to defray part of the cost of collection and handling such late charge. Maker agrees that the damages to be sustained by the holder hereof for the detriment caused by any late payment is extremely difficult and impractical to ascertain, and that the amount of five cents ($.05) for each $1.00 due is a reasonable estimate of such damages, does not constitute interest, and is not a penalty.

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      All  payments of principal and interest hereunder shall  be paid in coin or currency which, at the time or times of payment, is the legal tender for public and private debts in the United States of America and shall be made at such place as Lender or the legal holder or holders of this Note may from time to time appoint, and in the absence of such appointment, then at the offices of Lender at 14 South LaGrange Road, LaGrange, Illinois
60525-2491.   Payment  submitted in  funds  not  available  until
collected  shall continue to bear interest until  collected.   If
payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday under the laws of the State of Illinois, the due date thereof shall be extended to the next succeeding business day. and interest shall be payable thereon at the then applicable interest rate during such extension.

       Notwithstanding any provisions of this Note or any instrument securing payment of the indebtedness evidenced by this Note to the contrary, it is the intent of Maker and Lender that Lender shall never be entitled to receive, collect or apply as interest on principal of the indebtedness, any amount in excess of the maximum rate of interest permitted to be charged by applicable law; and if under any circumstance whatsoever, fulfillment of any provision of this Note, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and in the event Lender ever receives, collects or applies as interest any such excess, such amount which would be excess interest shall be deemed a permitted partial prepayment of principal and treated hereunder as such; and if the principal of the indebtedness secured hereby is paid in full, any remaining excess funds shall forthwith be paid to Maker. In determining whether or not interest of any kind payable hereunder, under any specific contingency, exceeds the highest lawful rate, Maker and Lender shall, to the maximum extent permitted under applicable law, (1) characterize any non-principal payment as an expense, fee or premium rather than as interest and (2) amortize, prorate, allocate and spread, to the end that the interest on account of such indebtedness does not exceed the maximum amount permitted by applicable law;
provided that if the amount of interest received for the actual period of existence thereof exceeds the maximum lawful rate, Lender shall refund to Maker the amount of such excess. Lender shall not be subject to any penalties provided by any laws for contracting for, charging or receiving interest in excess of the maximum lawful rate.

      This Note and any and all other liabilities and obligations and indebtedness of Maker to Lender, whether such liabilities, obligation or indebtedness are now existing or hereafter created, direct or indirect, absolute or contingent, joint or several, due or to become due, howsoever created, arising or evidenced, and howsoever acquired by Lender, are secured, inter alia, by the Security Agreement of even date herewith made by Maker, the Assignment of Rents and Leases of even date herewith made by Maker, and the Mortgage (the "Mortgage") of even date herewith made by the Maker to Lender creating a first mortgage lien on certain real property (the "Premises") legally described in
Exhibit 1 attached to the Mortgage (the Mortgage and said security documents and any other document or instrument securing this Note or delivered to induce Lender to disburse the proceeds evidenced hereby are hereinafter collectively referred to as the "Loan Documents"). Reference is hereby made to the Loan Documents (which are incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a legal description of the Premises, a statement of the covenants and agreements contained therein, a statement of the rights, remedies, and security afforded thereby, and all matters therein contained.

      The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Note:

           (a) the failure by Maker to make payment of principal or interest as same becomes due and payable or payment of any other amount due to Lender under this Note, within ten
     (10) days after the date when any such payment is due in accordance with the terms hereof, or the failure of Maker to make payment of any amounts due to Lender under the Mortgage or any of the other Loan Documents within ten (10) days after written notice from Lender that any such payment is due in accordance with the terms thereof; or

           (b) the occurrence of any one or more of the "Events of Default" under paragraph 14 of the Mortgage; or

           (c) the occurrence of an "Event of Default" under the Certificate and Agreement or any other of the Loan Documents other than the Mortgage; or

           (d) the sale, assignment or other disposition of all or any portion of the Premises, or any interest in the Maker (including without limitation, the sale of any shares or any partnership interest, if any) in violation of paragraph 27 of the Mortgage.

      At the election of the holder hereof, and without notice, the principal balance remaining unpaid under this Note, and all unpaid interest accrued thereon, shall be and become immediately due and payable in full in the case of the occurrence of any Event of Default. Failure to exercise this option shall not constitute a waiver of the right to exercise same in the event of any subsequent Event of Default. No holder hereof shall, by any act of omission or commission, be deemed to waive any of its rights, remedies or powers hereunder or otherwise unless such waiver is in writing and signed by the holder hereof, and then only to the extent specifically set forth therein. The rights, remedies and powers of the holder hereof, as provided in this Note, the Mortgage and in all of the other Loan Documents are cumulative and concurrent, and may be pursued against Maker, any guarantor, the Premises and any other security given at any time to secure the repayment hereof, all at the sole discretion of the holder hereof. If any suit or action is instituted or attorneys are employed to collect this Note or any part thereof, or for the protection or enforcement of any or all of the security for this Note, whether or not any lawsuit is filed with respect thereto, Maker promises and agrees to pay all costs and expenses of every kind and nature of collection, protection and enforcement including reasonable attorneys' fees and court costs.

      Maker, any guarantor, and all others who now or may at any time become liable for all or any part of the obligations evidenced  hereby,  expressly agree  hereby  to  be  jointly  and severally bound, and jointly and severally: (i) waive and renounce any and all homestead, redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness evidenced by this Note or by any extension or renewal hereof; (ii) waive presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor, and notice of protest; (iii) waive any and all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default, or enforcement of the payment hereof or hereunder, except as otherwise expressly provided in the Loan Documents; (iv) waive any and all lack of diligence and delays in the enforcement of the payment hereof; (v) agree that the liability of each Maker, guarantor, endorser or obligor shall be unconditional and without regard to the liability of any other person or entity for the payment hereof, and shall not in any manner be affected by any indulgence or forbearance granted or consented to by Lender to any of them with respect hereto; (vi) consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by Lender with respect to the payment or other provisions hereof, and to the release of any security at any time given for the payment hereof, or any part thereof, with or without substitution, and to the release of any person or entity liable for the payment hereof; and (vii) consent to the addition of any and all other makers, endorsers, guarantors, and other obligors for the payment hereof, and to the acceptance of any and all other security for the payment hereof, and agree that the addition of any such makers, endorsers, guarantors or other obligors, or security shall not affect the liability of Maker.

     The proceeds of the loan evidenced by this Note will be used solely for the purposes specified in 815 ILCS 205/4 (1993), as amended, and the principal sum advanced is for a business loan which comes within the purview of such section. Maker agrees that the obligation evidenced by this Note is an exempted transaction under the Truth-In-Lending Act, 15 U.S.C., Section 1601, et seq.

     Time is of the essence hereof.

      This Note is governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the statutes, substantive laws and decisions of the State of Illinois. This Note may not be changed or amended orally but only by an instrument in writing signed by the party against whom enforcement of the change or amendment is sought.

      Lender shall in no event be construed for any purpose to be a partner, joint venturer, agent or associate of Maker or any beneficiary thereof or of any lessee, operator, concessionaire or licensee of Maker or any beneficiary thereof in the conduct of their respective businesses, and by the execution of this Note, Maker agrees to indemnify, defend, and hold Lender harmless from and against any and all damages, costs, expenses and liability that may be incurred by Lender as a result of a claim that Lender is such partner, joint venturer, agent or associate.

      This Note has been made and delivered at Chicago, Illinois and all funds disbursed to or for the benefit of Maker will be disbursed in Chicago, Illinois.

     In the event one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

      Maker has executed this Note as of the day and year first written above.

                              PLAZA WESTLAKE FUND XII, LTD., a Texas limited partnership

                                   By:  PLAZA   WESTLAKE   CORP.,    a
                                   Delaware corporation


                                   By:  /s/  Donald K. Reed
                                      -----------------------------------
                                      Its:  President


                                   Attest:  /s/  Harriet C. Yates
                                           ------------------------------
                                           Its:  Secretary